SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]   Preliminary proxy statement          [ ]    Confidential. For Use of
[X]   Definitive proxy statement                  the Commission Only (as
[ ]   Definitive additional materials             permitted by Rule 14a-6(e) (2)
[ ]   Soliciting material pursuant to Rule
      14a-11(c) or Rule 14a-12

                     PERFORMANCE TECHNOLOGIES, INCORPORATED
                (Name of Registrant as Specified in Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

        (2)    Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)    Proposed maximum aggregate value of transaction:

        (5)    Total fee paid:

[ ]     Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)    Amount previously paid:

        (2)    Form, schedule or registration no.:

        (3)    Filing party:

        (4)    Dated filed:

        Notes:

                                [OBJECT OMITTED)

May 3, 2004



To Our Stockholders:

         You are cordially invited to attend the 2004 Annual Meeting of the Stockholders of Performance Technologies, Incorporated at the Rochester Marriott Airport Hotel, located at 1890 West Ridge Road, Rochester, NY 14615 on Thursday, June 3 at 10 a.m. local time.

         The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. The Company's 2003 Annual Report, which is contained in this package, sets forth important financial information concerning the Company.

         A brief report will be made at the meeting of the highlights for the year 2003, and there will be an opportunity for questions of general interest to the stockholders.

         We sincerely hope you will be able to attend the Annual Meeting, but if you cannot do so, it is important that your shares be represented. Please sign, date and return the proxy card in the enclosed return envelope, which requires no postage if mailed in the United States. For some stockholders, information regarding telephone and Internet voting is included in the proxy card instructions.

         On behalf of the officers and directors, I wish to thank you for your interest in the Company and your confidence in its future.



                                                          Very truly yours,

                                                          /s/ John M. Slusser

                                                          John M. Slusser
                                                          Chairman of the Board


205 Indigo Creek Drive  -  Rochester, NY 14626  -  Tel: 585 256 0200  -
Fax: 585 256 0791 e-mail: info@pt.com  -  http://www.pt.com

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  June 3, 2004


         The Annual Meeting of Stockholders (the "Meeting") of PERFORMANCE TECHNOLOGIES, INCORPORATED (the "Company") will be held at the Rochester Marriott Airport Hotel, located at 1890 West Ridge Road, Rochester, NY 14615 on Thursday, June 3, 2004 at 10 a.m., local time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

  1. To elect two nominees to the Board of Directors of the Company for a three-year term.

  2. To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2004.

  3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on April 5, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

   A Proxy Statement and Proxy Card are enclosed.



                                             By Order of the Board of Directors,

                                             /s/ Stuart B. Meisenzahl

                                             Stuart B. Meisenzahl
                                             Assistant Secretary to the Board

Dated at Rochester, New York
May 3, 2004


YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY CARD. FOR SOME STOCKHOLDERS, INFORMATION REGARDING TELEPHONE AND INTERNET VOTING IS INCLUDED IN THE PROXY CARD INSTRUCTIONS.

                     PERFORMANCE TECHNOLOGIES, INCORPORATED
                             205 Indigo Creek Drive
                            Rochester, New York 14626


                                                              May 3, 2004


                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 3, 2004

                               GENERAL INFORMATION

     This proxy statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of PERFORMANCE TECHNOLOGIES, INCORPORATED (the "Company") to be used at the Annual Meeting of Stockholders of the Company, which will be held on Thursday, June 3, 2004 (the "Meeting"), and at any adjournments thereof. This proxy statement and accompanying form of proxy are first being mailed to stockholders on or about May 3, 2004. The proxy, when properly executed and received by the Secretary of the Company prior to the Meeting, will be voted as therein specified unless revoked by filing a written revocation or a duly executed proxy bearing a later date with the Secretary prior to the Meeting. A stockholder may also revoke his or her proxy in person at the Meeting. Unless authority to vote for one or more of the director nominees is specifically withheld, a signed proxy will be voted FOR the election of the director nominees named herein and, unless otherwise indicated, FOR the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2004.

     The cost of soliciting proxies will be borne by the Company. In addition to the solicitation by use of the mails, directors, officers or regular employees of the Company, without extra compensation, may solicit proxies personally, by telephone, e-mail, telegraph or facsimile transmission. The Company has requested persons holding stock for others in their names or in the names of nominees to forward soliciting material to the beneficial owners of such shares and will, if requested, reimburse such persons for their reasonable expenses in so doing.

                                 VOTES REQUIRED

     Stockholders may vote by mail, telephone or the Internet. For some stockholders, information regarding telephone and Internet voting is included in the proxy card instructions. The total outstanding shares of capital stock of the Company as of April 5, 2004, the record date for the Meeting (the "Record Date"), consisted of 12,716,125 shares of Common Stock, par value $.01 per share (the "Common Stock"). Only holders of Common Stock of record on the books of the Company at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any adjournments thereof. Each holder of Common Stock is entitled to one vote for each share of Common Stock registered in his or her name. A majority of the outstanding shares of Common Stock, represented in person or by proxy at the Meeting, will constitute a quorum for the transaction of all business.

     Pursuant to the provisions of the Delaware General Corporation Law, directors shall be elected by a plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote at the Meeting. Because directors are elected by a plurality of the votes cast, withholding authority to vote with respect to one or more nominees will have no effect on the outcome of the election, although such shares would be counted as present for purposes of determining the existence of a quorum. Similarly, any broker non-votes (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others in the absence of instructions from the beneficial owner) are not considered to be votes cast and therefore would have no effect on the outcome of the election of directors, although they would be counted for quorum purposes.

     The affirmative vote of a majority of the votes cast is required to ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending December 31, 2004. Abstentions and any broker non-votes are not considered to be votes cast and therefore would have no effect on the outcome of this proposal.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table, with notes thereto, sets forth as of April 5, 2004 certain information regarding the Common Stock held by (i) the persons known to the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company, and
(iv) all directors and executive officers of the Company as a group. Unless otherwise indicated immediately beneath the beneficial owner's name, the address of each beneficial owner listed in the table below is c/o Performance Technologies, Incorporated, 205 Indigo Creek Drive, Rochester, New York 14626.

                                               Shares Beneficially Owned
                                               -------------------------
         Name of Beneficial           Amount and Nature
              Owner                      of Beneficial            Percent of
                                           Ownership               Class (1)

FMR Corp.                                1,489,900(2)                  11.7%
  82 Devonshire Street, Boston, MA  02109

FleetBoston Financial Corporation          700,896(3)                   5.5%
  100 Federal Street, Boston MA  02110

Bjurman, Barry & Associates                653,300(4)                   5.1%
  10100 Santa Monica Blvd., Ste. 1200
  Los Angeles, CA 90067

Charles E. Maginness                       627,860(5)                   4.9%
John M. Slusser                            434,094(6)                   3.4%
Donald L. Turrell                          264,852(7)                   2.0%
William E. Mahuson                         225,960(8)                   1.8%
Bernard Kozel                              209,144(9)                   1.6%
Dorrance W. Lamb                           144,355(10)                  1.1%
John J. Grana                              118,550(11)                    *
John J. Peters                              92,352(12)                    *
Stuart B. Meisenzahl                        33,250(13)                    *
John E. Mooney                              32,795(14)                    *
Robert L. Tillman                           21,667(15)                    *
E. Mark Rajkowski                              350(16)                    *

All Directors and Officers as a Group    2,205,229(17)                 17.3%
   (12 persons)
________________________
* Less than 1%.

(1) Percentage based upon 12,716,125 shares of Common Stock outstanding as of April 5, 2004.

(2) The following information is derived from Amendment No. 7 to Schedule 13G dated February 17, 2004 filed by FMR Corp. Fidelity Management & Research Company ("FMRC"), a wholly-owned subsidiary of FMR Corp, is the beneficial owner of 1,489,900 shares as a result of acting as investment advisor to various investment companies. The ownership of one investment company, FA Value Strategies Fund, amounted to 1,223,100 shares. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the various Fidelity Funds each has sole power to dispose of the 1,489,900 shares owned by the Fidelity Funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. FMRC carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees.

(3) The following information is derived from Amendment No. 4 to Schedule 13G dated February 13, 2004 filed by FleetBoston Financial Corporation. Fleet National Bank and Columbia Management Advisors, Inc. are the listed subsidiaries which acquired the security being reported by the parent holding company. FleetBoston Financial Corporation has sole dispositive power over 700,896 shares and sole power to vote or to direct the voting of 458,893 shares.

(4) The following information is derived from Schedule 13G dated March 9, 2004 by Bjurman, Barry & Associates. BB&A is an Investment Adviser registered under section 203 of the Investment Company Act of 1940. BB&A has sole dispositive power and sole power to direct the voting of 653,300 shares.

(5) Includes (a) 30,000 shares of Common Stock issuable upon exercise of options currently exercisable; and (b) 93,247 shares of Common Stock owned of record by Mr. Maginness' wife. Mr. Maginness disclaims beneficial ownership of the shares owned by his wife.

(6) Includes (a) 67,833 shares of Common Stock issuable upon exercise of options currently exercisable; and (b) 15,000 shares of Common Stock owned of record by Mr. Slusser as custodian for his minor children living in his household. Excludes 76,667 shares of Common Stock issuable upon exercise of options not yet vested.

(7) Includes (a) 228,750 shares of Common Stock issuable upon exercise of options currently exercisable; (b) 34,602 shares owned jointly by Mr. Turrell and his wife; and (c) 1,500 shares of Common Stock owned of record by Mr. Turrell's wife as custodian for their child. Mr. Turrell disclaims beneficial ownership of the shares owned by his wife as custodian for their child. Excludes 51,250 shares of Common Stock issuable upon exercise of options not yet vested.

(8) Includes 80,000 shares of Common Stock issuable upon exercise of options currently exercisable. Excludes 12,500 shares of Common Stock issuable upon exercise of options not yet vested.

(9) Includes (a) 20,000 shares of Common Stock issuable upon exercise of options currently exercisable and 189,144 shares of Common Stock owned of record by The Kozel Holding Company, LLC, over which Mr. Kozel has voting and investment power.

(10) Includes 103,473 shares of Common Stock issuable upon exercise of options currently exercisable. Excludes 38,750 shares of Common Stock issuable upon exercise of options not yet vested.

(11) Includes (a) 116,250 shares of Common Stock issuable upon exercise of options currently exercisable; and (b) 150 shares of Common Stock owned of record by Mr. Grana's wife as custodian for their child living in their household. Excludes 27,500 shares of Common Stock issuable upon exercise of options not yet vested.

(12) Includes 90,050 shares of Common Stock issuable upon exercise of options currently exercisable. Excludes 30,000 shares of Common Stock issuable upon exercise of stock options not yet vested.

(13) Includes 30,000 shares of Common Stock issuable upon exercise of options currently exercisable.

(14) Includes (a) 24,500 shares of Common Stock issuable upon exercise of options currently exercisable; and (b) 6,045 shares of Common Stock owned of record by Mr. Mooney's wife. Mr. Mooney disclaims beneficial ownership of the shares owned by his wife.

(15) Includes 11,667 shares of Common Stock issuable upon exercise of options currently exercisable.

(16) Excludes 10,000 shares of Common Stock issuable upon exercise of options not yet vested.

(17) Includes 802,523 shares of Common Stock issuable upon exercise of stock options currently exercisable. Excludes 246,667 shares of Common . Stock issuable upon exercise of stock options not yet vested.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes. The Company currently has eight directors, three in two classes and two in one class, a majority of whom are independent under the Nasdaq listing standards. Terms are staggered so that only one class is elected at each Annual Meeting of Stockholders. Each director so elected serves for a three-year term and until his or her successor is elected and qualified, subject to such director's earlier death, resignation or removal.

     The Board of Directors recommends the election of the two nominees named below, both of whom are currently directors of the Company. The Board of Directors does not contemplate that any of the nominees will be unable to serve as a director, but if that contingency should occur prior to the voting of the proxies, the persons named in the enclosed proxy reserve the right to vote for such substitute nominee or nominees as they, in their discretion, shall determine.

Information about the Directors

     The following table sets forth certain information with respect to the directors of the Company who are being proposed for re-election at the Meeting for a three-year term expiring in 2007. John E. Mooney, who has been a director of the Company since 1984, has decided not to stand for re-election at the Meeting.

          PROPOSED FOR ELECTION AS DIRECTORS AT THE 2004 ANNUAL MEETING
                     FOR A THREE-YEAR TERM EXPIRING IN 2007
                                                                        Director
                            Name and Background                          Since

Stuart B. Meisenzahl, age 62, has served as a director of the Company      2001
since 2001.  He is a former partner in the law firm of Harter, Secrest
& Emery LLP, general counsel to the Company. He was affiliated with the firm for 36 years, retiring in 1999, and he practiced principally in the areas of federal securities law and biotechnology licensing.
Following his retirement, Mr. Meisenzahl has acted as a business consultant to a number of biotechnology companies and is Acting General
Counsel to Vaccinex, Inc., a biotechnology company in Rochester, New
York. In addition, he has served as director or trustee of a number of charitable organizations in Rochester, New York.

John M. Slusser, age 51, a founder of the Company, has served as           1981
Chairman of the Board since June 2001, as a director since the Company's inception in 1981 and as the Company's Chief Strategic Officer since
January 2003. From 1981 through 1995, he held various positions within the Company, including President and Chief Executive Officer. From 1995 until 2000, he served as Chairman of the Board of InformationView
Solutions Corporation and from 1995 to 1999 he served as that company's
Chief Executive Officer.  Since 2000, he has served as President of
Radio Daze LLC.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1

     The following table sets forth certain information with respect to each director of the Company whose term in office does not expire at the Meeting.

                       DIRECTORS WHOSE TERMS DO NOT EXPIRE
                           AT THE 2004 ANNUAL MEETING
                                                                       Director
                            Name and Background                          Since

Bernard Kozel, age 82, has served as a director of the Company since       1983
1983. He is the former Chairman of the Board of J. Kozel & Son, a
Rochester, New York-based structural steel company. He is President of K.G. Capital Corporation.

Charles E. Maginness, age 71, served as Chairman of the Board from 1986    1983
to 2001 and served as Chief Executive Officer of the Company from 1995 to 1997.

E. Mark Rajkowski, age 45, a Corporate Vice President of Eastman Kodak     2003
Company, has served as director of the Company since August 2003. Mr.
Rajkowski has been General Manager, Worldwide Operations, Digital Film and Imaging Systems Business since December 2003. From January 2003 to December 2003, he held the position of Chief Operating Officer of Kodak's Digital and Applied Imaging Division. From 2001 to 2003, he held the position of Vice President of Finance for Eastman Kodak and from 1998 until 2001, he held the position of Corporate Controller for Eastman
Kodak.

Robert L. Tillman, age 56, is an independent business consultant.  From    2003
2000 to 2002, he served as General Manager in Intel's Embedded Intel Architecture Division, where he was responsible for the operations of Ziatech Corporation. From 1997 to 2000 he held the position of President of Ziatech Corporation.

Donald L. Turrell, age 56, has served as Chief Executive Officer of the    1995
Company since 1997, and President and Chief Operating Officer since 1995.
From 1985 to 1990, he held the position of Vice President of Sales and Marketing and, from 1990 to 1993, he held the position of Vice President and General Manager of the Workstation Products business unit. From 1993 to 1995, he held the position of President of the Company's Performance Computer business unit. From 1977 to 1984, Mr. Turrell held various positions with Rochester Instrument Systems, including Sales Manager,
Product Marketing Manager, Vice President of Sales and Vice President of Marketing.

Committees of the Board of Directors

     The Board has a Compensation Committee to evaluate executive compensation and to determine grants pursuant to the Company's stock-based incentive plans. Messrs. Maginness, Meisenzahl, Mooney and Tillman currently comprise the Compensation Committee. For purposes of complying with Securities Exchange Act Rule 16b-3, the Company has at least two non-employee directors administer its stock-based incentive plans.

     The Board has an Audit Committee for the purpose of reviewing the Company's financial reporting procedures. Messrs. Meisenzahl, Mooney and Rajkowski currently comprise the Audit Committee. The updated written charter for the Audit Committee, which was adopted by the Board of Directors, more specifically sets forth the duties of the Audit Committee and is attached as Appendix A. All of the members of the Audit Committee qualify as being "independent" under the independence standards of the Nasdaq listing standards and applicable SEC rules. In addition, the Board has determined that Mr. Mooney and Mr. Rajkowski each qualify as an "audit committee financial expert" under applicable SEC rules.

     The Board of Directors has a Nominating Committee to identify potential new directors. The Nominating Committee has a written charter, which is available in the Investors section of the Company's Web site at www.pt.com and it sets forth the duties of the Nominating Committee more specifically. Messrs. Kozel, Mooney and Tillman currently comprise the Nominating Committee. Each member is "independent," as independence for nominating committees is defined under the Nasdaq listing standards.

     The Nominating Committee believes that candidates for director should have certain minimum qualifications including the ability to read and understand basic financial statements and each should possess the highest personal integrity and ethics. The Nominating Committee also considers such factors as:

o      possessing relevant expertise to offer advice and guidance to management;
o      having sufficient time to devote to the affairs of the Company;
o      demonstrating excellence in his or her field;
o      having sound business judgment; and
o having the commitment to rigorously represent the long-term interests of the Company's stockholders.

     New candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of the Company's stockholders. In conducting this assessment, the Nominating Committee considers diversity, maturity, skills, and such other factors, as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. In the case of new director candidates, the Nominating Committee also determines whether the nominee is independent, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board.

     The Nominating Committee meets to discuss and consider such candidates' qualifications and then selects a nominee for recommendation to the Board by majority vote. To date, the Nominating Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. To date, the Nominating Committee has not received, and therefore has not rejected, a timely director nominee from a stockholder or stockholders holding more than 5% of the Company's voting stock.

     The Nominating Committee will consider director candidates recommended by stockholders. The Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the attention of the Nominating Committee at the address set forth on the cover of this Proxy Statement. Submissions must include the full name of the proposed nominee, a description of the proposed nominee's business experience for at least the previous five years, complete biographical information, a description of the proposed nominee's qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of the Company's stock. In addition, any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

     The Compensation Committee, Audit Committee, and Nominating Committee met six, four, and one time, respectively, in 2003. The Company's Board of Directors held nine meetings in 2003. All of the directors attended at least 75 percent of the Board of Directors' meetings and committee meetings that required their attendance. As noted above, Mr. Mooney has decided not to stand for re-election to the Board of Directors. As required by the Nasdaq listing standards, it is the policy of the Board of Directors that the independent members of the Board meet regularly at executive sessions at which only independent directors are present. The independent directors select from, among their number, a single director to serve as the presiding director during their executive sessions. The Company believes that it is important for its directors to attend the Annual Meeting of Stockholders and expects them to do so each year, barring unforeseen circumstances. All of the Company's directors attended the 2003 Annual Meeting of Stockholders.

Compensation of Directors

     Members of the Board of Directors who are not employees of the Company receive $1,000 for each meeting attended. Each Board member also receives $15,000 per year if he attends at least 75 percent of the scheduled meetings. In addition, each committee member receives $400 for each committee meeting attended. The Company's 2001 Stock Option Plan currently provides that on the day of the Company's Annual Meeting of Stockholders, each individual elected, reelected or continuing as an Outside Participating Director will automatically receive a non-statutory option for 10,000 shares of Common Stock. The exercise price for these options will be the fair market value of the Company's Common Stock on the date of the option grant. Options vest on the first anniversary of the grant date and expire five years from the date of grant. From time to time, the Company may grant restricted stock or additional options to directors. At the 2003 Annual Meeting of Stockholders, Messrs. Kozel, Maginness, Meisenzahl, Mooney, and Tillman each received a non-qualified option to purchase 10,000 shares at an exercise price of $6.89 per share. Mr. Rajkowski received a non-qualified option to purchase 10,000 shares at an exercise price of $11.40 upon his appointment to the Board on August 19, 2003.

                               EXECUTIVE OFFICERS

     The Company is currently served by the following executive officers, who are elected annually by the Board of Directors and serve until their successors are elected and qualify.
                                                                       Executive
                           Name and Background                          Officer
                                                                         Since

John J. Grana, age 48, has served as Vice  President, Engineering since    2000
1994. From 1997 to 2000, he held the position of Vice President and General Manager of the Controller Products Group. From 1994 to 1997, he held the position of Vice President of Software Engineering. From 1990 to 1994, he held the position of Technical Director of the Workstation
Products business unit, and from 1986 to 1990, he served in various engineering positions. Prior to joining the Company, he held various engineering positions with Computer Consoles, Inc. (now a division of Nortel Networks). Mr. Grana holds a BS degree in computer science from Rochester Institute of Technology.

Dorrance W. Lamb, age 56, has served as Chief Financial Officer of the     1995
Company since 1995 and as Vice President of Finance since 1992. Prior to joining the Company, he was Senior Vice President for Finance and Administration at Infodata Systems, Inc. based in Fairfax, Virginia. Mr.
Lamb is a certified public accountant and holds a BS degree in accounting from Benjamin Franklin University.

William E. Mahuson, age 53, has served as Vice President since 1987.       1987
From 1987 to 1990, he served as Vice President, Engineering and from 1992 to 1995 he served as General Manager of the UconX business unit of the Company. Prior to joining the Company, he held various technical and technical management positions with Computer Consoles, Inc. (now a division of Nortel Networks) and the Xerox Corporation. Mr. Mahuson holds a BS degree in electrical engineering from Rensselaer Polytechnic Institute.

John J. Peters, age 45, has served as Vice President, Engineering since    2000
1994. From 1997 to 2000, he held the position of Vice President of Development, Network Switching Products. From 1994 to 1997, he held the position of Vice President of Hardware Engineering. From 1990 to 1994, he served as Technical Director of the Hardware Products business unit, and from 1986 to 1990, he served in various engineering positions.
Prior to joining the Company, he held various engineering positions with Computer Consoles, Inc. (now a division of Nortel Networks). Mr. Peters holds a BS degree in engineering from the Rochester Institute of Technology.

John M. Slusser, age 51, has served as Chief Strategic Officer of the      1981
Company since January 2003.  Further information about Mr. Slusser is    through
set forth under "PROPOSED FOR ELECTION AS DIRECTORS AT THE 2004 ANNUAL     1995;
MEETING FOR A THREE YEAR TERM EXPIRING IN 2007" above.                     2003

Donald L. Turrell, age 56, has served as Chief Executive Officer of the    1985
Company since 1997. Further information about Mr. Turrell is set forth under "DIRECTORS WHOSE TERMS DO NOT EXPIRE AT THE 2004 ANNUAL MEETING" above.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). Such officers, directors, and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that they file.

     Based solely on its review of such reports furnished to the Company and written representations from certain reporting persons, the Company believes that the Company's executive officers, directors and more than 10% stockholders timely filed all Section 16(a) reports required to be filed by them during the most recent fiscal year.

Report of the Compensation Committee with Respect to Executive Compensation

         General

     Effective June 3, 2003, a new committee entitled the Compensation Committee replaced the existing Executive Compensation Committee and Stock Option Committee. The Compensation Committee of the Board of Directors, administers the Company's executive compensation program and its stock-based incentive plans. The Compensation Committee is currently comprised of four outside directors, Charles E. Maginness, Chairman, Stuart B. Meisenzahl, John E. Mooney and Robert
L. Tillman. The Compensation Committee considers internal and external information in determining executive officer compensation and stock-based incentive awards.

     The Company's executive pay program is designed to attract and retain executives who will contribute to the Company's long-term success, to reward executives for achieving short and long-term strategic Company goals, to link executive and stockholder interests through equity-based plans and to provide a compensation package that recognizes individual contributions and Company performance.

     The three key components of the Company's executive compensation are base salary, short-term incentives (cash bonus) and long-term incentives (stock options and other stock-based awards).

     Base Salary. Annually, the Compensation Committee reviews with the Chief Executive Officer and approves, with any modifications it deems appropriate, a salary plan for all of the Company's executives, none of whom have a written employment agreement with the Company. The salary plan is developed under the ultimate direction of the Chief Executive Officer based on performance judgments as to the past and expected future contributions of each executive.

     Annual Short-term Incentive Awards. The short-term incentive award program is intended to be variable and is directly related to the Company's financial performance. The goals for the short-term incentive program for the Company's employees are generally established at the beginning of each quarter during the year. Annual goals are established for the Company's executive officers at the beginning of the year. Amounts contributed to these programs are generally based upon the Company's financial performance.

     Long-term Incentive Awards. Annually, the Compensation Committee reviews specific requests submitted by the Chief Executive Officer. Stock-based incentive awards are granted to executive officers and employees under the Performance Technologies, Incorporated 2001 Stock Option Plan and 2003 Omnibus Incentive Plan administered by the Compensation Committee. The Compensation Committee believes that stock-based incentive awards have been an important means of aligning the long-range interests of all employees, including executives, with those of the Company's stockholders by providing them with the opportunity to acquire an equity stake in the Company. The size of the award has been based primarily on the individual's responsibilities and position with the Company, as well as on the individual's performance. Stock-based incentive awards are granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and generally vest in up to five years. Stock-based incentive awards are designed to encourage the creation of stockholder value over the long term since their value is directly tied to the Company's Common Stock price.

         Executive Officer Compensation

     In 2002, the Company retained KPMG LLP to perform a comparative analysis of the compensation of its executives. KPMG compared the total compensation of the Company's executives to a peer group of companies with similar products and target markets. The analysis indicated that the total compensation levels for executive officers is generally appropriate in the years that short term incentive bonuses are earned. However, the analysis indicated that the base salary compensation levels and stock-based incentive awards could be adjusted upward to become more comparable. In 2003, the Company continued to address the executive officer compensation deficiencies outlined in the KPMG analysis.

     The Company exceeded the annual revenue and profitability measurements established in the Short-term Incentive Program, which resulted in cash incentive bonuses being earned by the Company's executives in 2003.

     Stock options granted for 2003 were issued to executive officers in April 2003. Restricted stock awards were granted to executive officers in June 2003.

         President and Chief Executive Officer

     Mr. Turrell's base salary, short-term incentive and long-term incentive awards are determined by the Compensation Committee based upon the same general factors as those employed by the Compensation Committee for executive officers. Mr. Turrell's base salary for 2003 was $219,693. Mr. Turrell earned a short-term incentive bonus, associated with the Company's financial performance in the amount of $150,000 for 2003 and was granted stock options for 50,000 shares in April 2003 as part of his compensation plan. A restricted stock award in the amount of $20,000 was awarded to Mr. Turrell in June 2003.

                             Compensation Committee:
                         Charles E. Maginness, Chairman
                              Stuart B. Meisenzahl
                                 John E. Mooney
                                Robert L. Tillman

Compensation Committee Interlocks and Insider Participation

     The Chief Executive Officer of the Company, Donald L. Turrell, consults with the Compensation Committee and makes recommendations. He participates in discussions with the Compensation Committee but does not vote or otherwise participate in the Compensation Committee's determinations. None of the Company's executive officers have served as a member of a compensation committee of a board of directors of any other entity which has an executive officer serving as a member of the Company's Board of Directors, and there are no other matters regarding interlocks or insider participation that the Company is required to report.

EXECUTIVE COMPENSATION

     Shown on the table below is information on the annual and long-term compensation for services rendered to the Company in all capacities for the fiscal years ended December 31, 2003, 2002 and 2001, paid by the Company to those persons who were, during the fiscal year ended December 31, 2003 (i) the Chief Executive Officer of the Company and (ii) the other executive officers of the Company who earned more than $100,000 during the fiscal year ended December 31, 2003 (the "Named Executives"):

                                            SUMMARY COMPENSATION TABLE

Name and                                                                         Long Term
Principal Position                             Annual Compensation             Compensation
------------------                             -------------------        Securities Underlying     Restricted
                                Year         Salary           Bonus           Options (#)(1)          Stock(2)
                                ----         ------           -----           --------------          --------
Donald L. Turrell               2003        $219,693        $150,000               50,000              2,900
Chief Executive Officer         2002        $190,772        $ 70,000               35,000
and  President                  2001        $180,381        $ 35,000

John M. Slusser                 2003        $207,308                              120,000
Chief Strategic Officer and     2002                                               10,000
Chairman of the Board           2001                                               10,000
(officer since 1/2003)

Dorrance W. Lamb                2003        $179,724        $135,000               40,000              2,180
Vice President - Finance        2002        $153,682        $ 60,000               25,000
Chief Financial Officer         2001        $150,885        $ 28,000

William E. Mahuson              2003        $129,900        $ 90,000               25,000              1,960
Vice President                  2002        $124,459        $ 55,000
                                2001        $120,193        $ 20,000

John J. Grana                   2003        $149,885        $ 90,000               25,000              1,740
Vice President                  2002        $142,301        $ 50,000               20,000
                                2001        $125,770        $ 22,000

John J. Peters                  2003        $149,885        $ 90,000               25,000              1,740
Vice President                  2002        $141,652        $ 50,000               25,000
                                2001        $124,192        $ 22,000
__________________

(1) Stock options granted in 2003 were issued to executive officers in April 2003. Stock options granted in 2002 were issued to executive officers in March 2002, while options granted for 2001 were issued to executive officers in December 2000.
(2) Restricted stock granted in 2003 was issued to executive officers in June 2003.

Employment Agreements

    The Company does not have employment agreements with any of its executive officers.

Stock Option Grants and Exercises

     The following sets forth information with respect to stock options granted to the Named Executives during the fiscal year ended December 31, 2003 pursuant to the Performance Technologies, Incorporated 2001 Stock Option Plan.

                                         OPTION GRANTS IN LAST FISCAL YEAR

                                                Individual Grants
                                                -----------------
                                                    % of Total                                   Potential Realizable Value at
                            Number of Securities  Options Granted    Exercise                 Assumed Annual Rates of Stock Price
                             Underlying Options   to Employees in      Price      Expiration    Appreciation for Option Term (3)
          Name                   Granted            Fiscal Year      ($/Share)       Date             5%($)            10%($)
          ----                   -------            -----------      ---------       ----             -----            ------
Donald L. Turrell               50,000(1)               7.9%          $3.90       4/23/08          $ 53,879           $119,047
John M. Slusser                120,000(2)              19.0%          $4.00       4/22/08          $132,624           $293,040
Dorrance W. Lamb                40,000(1)               6.3%          $3.90       4/23/08          $ 43,103           $ 95,238
William E. Mahuson              25,000(1)               4.0%          $3.90       4/23/08          $ 26,939           $ 59,524
John J. Grana                   25,000(1)               4.0%          $3.90       4/23/08          $ 26,939           $ 59,524
John J. Peters                  25,000(1)               4.0%          $3.90       4/23/08          $ 26,939           $ 59,524

(1) These options vest in two annual increments of 50% per year commencing on the first anniversary of the grant date. Option shares consist of both non-qualified and qualified stock options.
(2) These options vest in three annual increments of 33.33% per year commencing on the first anniversary of the grant date. Option shares consist of both non-qualified and qualified stock options.
(3) Amounts represent potential gains that could be achieved for the options granted in 2003 based on assumed annual growth rates of 5% and 10% in the price of the Company's Common Stock over the five-year life of the option (which would equal a total increase in stock price of 28% and 61%, respectively). Actual gains, if any, will depend upon market conditions and the Company's future performance and prospects.

     The following table sets forth information with respect to the exercise of stock options by the Named Executives, if any, during the year ended December 31, 2003, and it also sets forth information with respect to status of unexercised stock options as of December 31, 2003.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES

                                                                     Number of Shares Underlying         Value of Unexercised
                                                                        Unexercised Options at          In-The-Money Options at
                                                                              FY-End (#)                    FY-End ($) (1)
                            Shares Acquired           Value                   ----------                    --------------
          Name               on Exercise (#)      Realized ($)(2)    Exercisable    Unexercisable    Exercisable     Unexercisable
          ----               ---------------      ---------------    -----------    -------------    -----------     -------------
Donald L. Turrell                30,000                96,182           195,000         85,000         $1,324,326    $  676,094
John M. Slusser                                                          24,500        120,000         $   74,781    $1,230,000
Dorrance W. Lamb                 26,250                86,881            70,973         71,250         $  363,623    $  563,219
William E. Mahuson                                                       67,500         25,000         $  610,493    $  258,750
John J. Grana                    13,500                46,230            98,750         45,000         $  607,930    $  349,375
John J. Peters                   30,500               234,967            67,500         52,550         $  375,417    $  392,788


(1) Represents the difference between the fair market value of the Common Stock as of December 31, 2003 and the exercise price of the option. Options that are not in-the-money have been excluded from the computation.
(2) Represents the difference between the fair market value of the Common Stock underlying the options as of the exercise date and the exercise price of the options.

Report of the Audit Committee to Stockholders

     The Audit Committee of the Board of Directors is currently comprised of three members of the Company's Board of Directors, each of whom is independent pursuant to the Nasdaq National Market's listing standards and in accordance with SEC rules. Among other things, the Audit Committee recommends to the Board that the Company's audited financial statements be included in the Annual Report on Form 10-K and recommends the selection of the independent auditors to audit the Company's books and records. The Audit Committee has:

o reviewed and discussed all of the regulatory change occurring during the past years including subsequent requirements related to the Sarbanes-Oxley Act of 2002 and new Securities and Exchange Commission and NASD requirements;
o reviewed and discussed the Company's audited financial statements for 2003 with management and with PricewaterhouseCoopers LLP, the Company's independent auditors;
o reviewed and discussed management's selection, application and disclosure of critical accounting policies;
o reviewed and discussed the adequacy of the Company's internal controls and accounting and financial personnel;
o discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS 61, as amended (Codification for Statements on Auditing Standards);
o discussed the process used by management in formulating accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and
o received and discussed the written disclosures and the letter from the independent auditors required by Independence Standards Board Statement No. 1 (Independent Discussions with Audit Committees) and has discussed with the independent auditors the independent auditors' independence.

     Based on such review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2003 for filing with the SEC.

Audit Fees and All Other Fees

     Audit Fees: PricewaterhouseCoopers LLP billed fees to the Company for fiscal years 2003 and 2002 of $67,000 and $54,000, respectively, for the audit of the Company's annual financial statements and review of Quarterly Reports on Form 10-Q.

     Audit-Related Fees: PricewaterhouseCoopers LLP billed fees of $0 and $37,000, in 2003 and 2002, respectively. Amounts billed in 2002 related to acquisition assistance.

     Tax-Related Fees: PricewaterhouseCoopers LLP billed $32,000 and $112,000 for tax-related services in 2003 and 2002, respectively. Fees paid in 2003 related to compliance services and fees in 2002 related to compliance services as well as international tax planning services.

       All Other Fees: PricewaterhouseCoopers LLP billed no other fees in 2003 and 2002.

       All audit and tax fees paid in 2003 and 2002 were approved by the Audit Committee.

       Effective in 2003, the Audit Committee established the following guidelines for securing non-audit services.

o The Chairperson for the Committee can authorize management in advance to secure non-audit services costing up to $25,000 provided the Committee is informed on a timely basis of such commitment.
o The Committee must pre-approve each non-audit service that is expected to cost in excess of $25,000.

     Prior to approving PricewaterhouseCoopers LLP as the Company's independent auditors for 2004, the Audit Committee considered whether PricewaterhouseCoopers LLP's provision of other than audit services is compatible with maintaining the auditors' independence and has concluded that PricewaterhouseCoopers LLP meets the independence standards.

                                Audit Committee:
                            John E. Mooney, Chairman
                              Stuart B. Meisenzahl
                                E. Mark Rajkowski

Code of Business Conduct and Ethics

     The complete Code of Business Conduct and Ethics is available in the Investors section of the Company's Web site at www.pt.com.

Stock Performance Graph

     The following graph compares the cumulative total return on the Company's Common Stock at the end of each calendar year since December 31, 1998 to the Nasdaq Stock Market (U.S.) Index, and the Nasdaq Computer Manufacturer Index. The stock performance shown in the graph below is not intended to forecast or necessarily be indicative of future performance.
                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                   PROPOSAL 2

             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The firm of PricewaterhouseCoopers LLP served as the independent auditors of the Company for the fiscal year ended December 31, 2003 and the Board of Directors has again selected PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2004. This selection will be presented to the stockholders for their approval at the Meeting. The Board of Directors recommends a vote in favor of the proposal to approve and ratify this selection and (unless otherwise directed therein) it is intended that the shares represented by the enclosed properly executed proxy will be voted FOR such proposal. If the stockholders do not ratify this selection, the Board of Directors may reconsider its choice.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting. The representative will be given an opportunity to make a statement if he so desires and will be available to respond to appropriate questions concerning the audit of the Company's financial statements.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2




                           STOCKHOLDER COMMUNICATIONS

     The Board of Directors has established a process for stockholders to communicate with members of the Board. To communicate with the Board, or a member of the Board, stockholders should send their communications, in writing, to the attention of the Company's Corporate Secretary at the address shown on the cover of this Proxy Statement. The Corporate Secretary will forward stockholder communications to the Board or Board members, as appropriate, unless it is determined by the Corporate Secretary that a communication is frivolous or has been made by a stockholder in bad faith.


                  STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     In order for any stockholder proposal to be included in the Company's Proxy Statement to be issued in connection with the 2005 Annual Meeting of
Stockholders, such proposal must be delivered to the Company no later than December 31, 2004. If the proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act, the Company will include the stockholder proposal in its proxy statement and place it on the form of proxy issued for the 2005 Annual Meeting of Stockholders. Stockholder proposals that are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act may be brought before the 2005 Annual Meeting of Stockholders only if written notice of the proposal is delivered to the Company's Secretary no earlier than March 6, 2005 and no later than April 5, 2005, and if the stockholder complies with all of the other provisions of Article II, Section 12 of the Company's By-laws. All such notices should be delivered to Stuart B. Meisenzahl, Assistant Secretary of Performance Technologies, Incorporated, 205 Indigo Creek Drive, Rochester, New York 14626.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter other than those specifically referred to in this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment.

                                        By Order of the Board of Directors,

                                        /s/ Stuart B. Meisenzahl

                                        Stuart B. Meisenzahl
                                        Assistant Secretary to the Board

Dated at Rochester, New York
May 3, 2004

                                                                    Appendix A

                     PERFORMANCE TECHNOLOGIES, INCORPORATED

                             AUDIT COMMITTEE CHARTER

Mission Statement

The Audit Committee (the "Committee") will, on behalf of the Board of Directors (the "Board"), have responsibility for oversight of reliable financial reporting, effective internal controls, compliance with regulatory matters, and compliance with appropriate ethical conduct.

In performing its duties, the Committee will maintain effective working relationships with the Board, management and the independent auditors. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership as well as the business, operations, and risks of Performance Technologies, Inc. (the "Company").

Organization

The Committee will be comprised of three or more directors each of whom will be independent (an "Independent Director"). An Independent Director is a person other than an officer or employee of the Company, or any subsidiary thereof, or any other person having a relationship, which in the opinion of the Company's directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a member of the Committee. The following persons will NOT be considered an Independent Director:

         a) A director employed by the Company, or any subsidiary thereof, for the current year and any of the past three years;

         b) A director who accepted, or who has a Family Member who accepted from the Company, or any subsidiary thereof, any compensation during the current or any of the past three fiscal years, other than (i) compensation for board and related committee service, (ii) payments arising solely from investments in the Company's securities, (iii) compensation paid to a Family Member who is a non-executive employee of the Company, (iv) benefits under a tax-qualified retirement plan
                  (v) benefits under non-discretionary compensation or (vi) loans permitted under Section 13(k) of the Securities Exchange Act of 1934. Family Member, as used herein includes: spouse, parents, siblings, children, mother and father in-laws, brother and sister-in-laws, son and daughter-in-laws and anyone who resides in the home of such individual;

         c) A director who is a Family Member of an individual who, over the last three years was employed by the Company, or any subsidiary thereof, as an executive officer;

         d) A director who is, or has a Family Member who is, a partner in, a controlling shareholder of, or an executive officer of any organization to which the Company made or received as payments (other than in the form of equity investments in the Company's securities, or payments made under non-discretionary charitable contribution matching programs) an amount that exceeded 5% of the Company's consolidated gross revenues for that year of $200,000, whichever is more, in any of the past three years;

         e) A director who is, or who has a Family Member who is, employed as an executive officer of another entity where any of the Company's executives serve, or served at any time during the past three years, on that entity's compensation committee; and

         f) A director who is, or who has a Family Member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three years.


A member of the Committee may not, other than in the capacity as member of the Committee, the Board, or any other board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company, or any subsidiary thereof. Compensatory fees do not include fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company.

A member of the Committee may not be affiliated with the Company, or any subsidiary thereof. Affiliated, as used herein means controls, is controlled by, or is under common control with the Company.

A member of the Committee shall not have participated in the preparation of the financial statements of the Company, or any subsidiary thereof, at any time during the past three years.

The Committee may, under exceptional and limited circumstances, act in the best interests of the Company and its stockholders by appointing a Committee member who is not an Independent Director, provided however, the member shall not be a current employee or a Family Member of an employee. In such an instance, the Board shall disclose in its annual proxy statement the nature of the relationship and the reason(s) for appointing such individual as a Committee member. However, a member appointed under this exception may not serve more than two years and may not chair the Committee.

All members of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. The Committee has, and will continue to have, at least one member who has accounting or related financial management expertise such as that gained from past employment in finance or accounting, professional certification in accounting, or other comparable experience or background such as being, or having been, a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Meetings

Committee meetings will generally coincide with regular Board meetings. Topics at scheduled meetings will generally include:
o Review of the Annual and Quarterly Reports to be submitted to the Securities and Exchange Commission; and
o Meetings with the independent auditors to discuss the scope of the annual audit and to review the financial statements for the year and the results of the audit.

Roles and Responsibilities

Internal Control

o Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities;
o Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;
o Focus on the extent to which independent auditors review computer systems and applications, and the security of such systems and applications;
o Gain an understanding of whether internal control recommendations made by the independent auditors have been implemented by management; and
o Ensure that the independent auditors keep the Committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters.

Financial Reporting

General

o Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements; and
o Ask management and the external auditors about significant risks and exposures and the plans to minimize such risks.
o Discuss earnings press releases and financial information and earnings guidance provided to analysts and rating agencies.

Annual Financial Statements

o Review the annual consolidated financial statements and determine whether they are complete and consistent with the information known to Committee members, and assess whether the financial statements reflect appropriate accounting principles;
o Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures;
o Focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting and disclosure of obsolete or slow-moving inventory; receivable losses; software capitalization and amortization; warranty liability; litigation reserves; and other commitments and contingencies;
o Meet with management and independent auditors to review the financial statements and the results of the audit;
o Consider management's handling of proposed audit adjustments identified by the independent auditors;
o Review the MD&A and other sections of the Annual Report before its release and consider whether the information is adequate and consistent with members' knowledge about the Company and its operations; and
o Ensure that the independent auditors communicate certain required matters to the Committee.

Interim Financial Statements

o Be briefed on how management develops and summarizes quarterly financial information, the extent to which the independent auditors review quarterly financial information, and whether that review is performed on a pre- or post-issuance basis;
o Meet with management to review the interim financial statements and the results of the review. (This may be done by the Committee chairperson or the entire Committee);
o To gain insight into the fairness of the interim statements and disclosures, obtain explanations from management on whether:
             o Actual financial results for the quarter varied significantly from projected results;
             o Generally accepted accounting principles have been consistently applied;
             o There are any actual or proposed changes in accounting or financial reporting practices;
             o   There are any significant or unusual events or transactions;
             o The Company's financial and operating controls are functioning effectively;
             o The Company has complied with the terms of loan agreements or security indentures; and
             o The interim financial statements contain adequate and appropriate disclosures.
o Ensure that the independent auditors communicate certain required matters to the Committee, as is necessary.

Compliance with Laws and Regulations

o Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities;
o Periodically obtain updates from management, general counsel, and tax advisors regarding compliance;
o Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements; and
o Review the findings of any examinations by regulatory agencies such as the Securities and Exchange Commission.

Compliance with Ethical Conduct

o Evaluate whether management is setting the appropriate tone at the top by communicating the importance of ethical conduct to the organization; and
o        Periodically obtain updates from management regarding compliance.

External Audit

o Be directly responsible for the appointment, compensation, retention and oversight of the work of any public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, with the understanding that each public accounting firm must report directly to the Committee;
o        Understand the independent auditors' proposed audit scope and approach;
o        Review the performance of the independent auditors; and
o Review and confirm the independence of the independent auditors by reviewing the non-audit services provided and the auditors' assertion of their independence in accordance with professional standards.

Non-Audit Services

o The Chairperson for the Committee can authorize Management in advance to secure non-audit services costing up to $25,000 provided the Committee is informed on a timely basis of such commitment.
o The Committee must pre-approve each non-audit service that is expected to cost in excess of $25,000.

Other Responsibilities

o Meet with the independent auditors, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately;
o Ensure that significant findings and recommendations made by the independent auditors are received and discussed on a timely basis;
o Review, with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements;
o If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist;
o Authorize, when deemed necessary to carry out the duty of the Committee, the engagement of independent counsel and other advisors.
o Ensure that appropriate funding is made available for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report, or performing other audit, review or attest services for the Company, (ii) compensation to any advisors employed by the Committee, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.
o        Perform other oversight functions as requested by the full Board; and
o Review, reassess the adequacy of, and update the charter on an annual basis; receive approval of changes from the Board.

Reporting Responsibilities

Regularly update the Board about Committee activities and make appropriate recommendations.